UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report: June 9, 2009
(Date of earliest event reported)
AGILYSYS, INC.
(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

28925 Fountain Parkway, Solon, Ohio	44139

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (440) 519-8700
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition; and
Item 7.01 Regulation FD Disclosure
Between June 9, 2009 and June 16, 2009, Martin F. Ellis, President and Chief Executive Officer, and Curtis C. Stout, Vice President and Treasurer, of Agilysys, Inc. (the “Company”) delivered a presentation to current and prospective investors in Cleveland, Ohio, New York, New York, Boston, Massachusetts, Detroit, Michigan, and St. Louis, Missouri containing an overview of the Company and results of operations for the fiscal year ended March 31, 2009. A copy of the slide show that was handed out at this presentation, which is also available on the Company’s website, is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

99.1	Agilysys, Inc. June 2009 investor presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.
By:	/s/ Kenneth J. Kossin, Jr.
Kenneth J. Kossin, Jr.
Senior Vice President and Chief Financial Officer

Date: June 15, 2009

Exhibit Index

Exhibit Number	Description

99.1	Agilysys, Inc. June 2009 investor presentation.